Exhibit 99.1

Contact:

Jason D. Feldman

Vice President, Investor Relations

203-363-7329

www.craneco.com

Crane Holdings, Co. Announces Board of Directors and Executive

Leadership Team for Crane Company Following Separation Transaction

Crane Company and Crane NXT on Track to Become

Independent Companies on April 3, 2023

STAMFORD, CT, (March 28, 2023) – Crane Holdings, Co. (“Crane,” NYSE: CR), a diversified manufacturer of highly engineered industrial products, today announced the members of its board of directors and executive officers for Crane Company, which is scheduled to become an independent, publicly traded company following its April 3, 2023, separation transaction.

Max Mitchell, Crane Holdings, Co. President and Chief Executive Officer, who will serve in the same capacity with Crane Company following the separation transaction, stated: “Our current board of directors remains largely in place. The Board, along with our leadership team, have an outstanding track record of excellence, innovation, and consistent performance and value creation that will continue.”

The Crane Company board of directors will be composed of (* indicates carry over from Crane’s current board):

•

James L.L. Tullis (Chairman)*: Mr. Tullis is a highly experienced venture capital investor with significant expertise in management, strategy, finance, and governance matters. He is Chairman of Tullis Health Investors, LLC, a venture capital firm, as well as the Chairman of the Board of Lord Abbett & Co. Mutual Funds, and a director of Alphatec Holdings, Inc. and Exagen Diagnostics.

•

Martin R. Benante*: Mr. Benante is the retired Chairman and CEO of Curtiss-Wright Corporation, a global supplier of highly engineered products and services to the commercial, industrial, defense, and energy markets, where he spent his more than 35-year career. His leadership experience includes strategic, operational, and managerial expertise gained serving markets similar to Crane Company, as well as domestic and international acquisitions and the integration of acquired companies.

•

Sanjay Kapoor: A highly accomplished industrial manufacturing executive, Mr. Kapoor is the retired Executive Vice President and CFO of Spirit AeroSystems, having previously held roles of increasing responsibility at Raytheon Integrated Defense Systems and Pratt and Whitney. Mr. Kapoor has significant experience gained serving markets similar to Crane Company, as well as financial expertise. He is a director of Saab Inc. and Black and Veatch.

•

Ronald C. Lindsay*: Mr. Lindsay is the retired Chief Operating Officer of Eastman Chemical Company, a leading manufacturer of specialty chemicals, plastics, and fibers, a key end market served by Crane’s Process Flow Technologies segment. Having spent more than 30-years at Eastman, he has broad-based strategy, operations, sales, and manufacturing expertise.

•

Ellen McClain*: Ms. McClain has extensive experience in financing and operating roles at public and private enterprises, including the New York Racing Association and Hearst-Argyle Television. Ms. McClain is currently President of Year Up, a non-profit provider of job training, and a director of the Horseracing Integrity and Safety Authority. She has broad experience as a senior executive with responsibility for organizational direction and development, financial expertise, and intellectual capital.

•

Charles G. McClure, Jr.*: Mr. McClure has 35-years of experience leading global organizations, including serving as Chairman, President and CEO of Meritor, Inc., a leading global supplier to commercial vehicle manufacturers. He is currently Managing Partner of Michigan Capital Advisors, Chairman of the Board of 3D Systems, and a director of Penske Corp. and DTE Energy. Mr. McClure has extensive experience in corporate strategy, manufacturing, sales, operational, and intellectual capital expertise in various industries.

•

Max H. Mitchell (President & CEO)*: Mr. Mitchell has been with Crane since 2004, in previous roles as President of Crane’s Fluid Handling Group, Executive Vice President and Chief Operating Officer, and President and Chief Operating Officer of Crane. Before joining Crane, he served in operating roles at Pentair Tool Group and Danaher Corp., and began his career at Ford Motor Company. He is a member of the G100 and sits on the Board of Trustees of the Manufacturers Alliance. Mr. Mitchell has comprehensive knowledge of the Company’s culture and operations gained from successive leadership positions of increasing responsibility; demonstrated expertise developing and driving corporate strategy and optimizing portfolio results; extensive knowledge of, and experience with, the global end markets in which the Company trades; broad international and domestic M&A expertise, including successful integration of acquired companies; and, extensive experience leveraging the Company’s intellectual/human capital management process to drive a performance-based culture

•

Jennifer M. Pollino*: A highly experienced aerospace industry executive, Ms. Pollino held roles of increasing seniority at Goodrich Corporation. She is currently a consultant and executive coach at JM Pollino, LLC, and sits on the Boards of Hubbell Inc., Kaman Corp. (Lead Independent Director), and the National Association of Corporate Directors. She has broad experience as an aerospace industry senior executive with responsibility for corporate governance, intellectual capital, and organizational issues, as well as financial and operational expertise, gained in over 20 years as senior executive and general manager with a leading aerospace products company.

•

John S. Stroup*: With more than 30 years of experience in highly engineered product manufacturing, Mr. Stroup is the former Chairman, President, and CEO of Belden Inc., a leader in signal transmission and security solutions. He is currently an operating advisor at Clayton, Dubilier & Rice and director of Zurn Elkay Water Solutions Corp. Mr. Stroup has extensive experience in industrial manufacturing and business strategy development.

The executive officers of Crane Company will be (* indicates continuation of current role):

•	Max H. Mitchell, President & CEO*: Bio above.

•

Richard A. Maue, Executive Vice President & CFO*: Having joined Crane in 2007, Mr. Maue served in several leadership positions before assuming the CFO role in 2013. From 2019 through February 2023, he also served as segment leader for the Aerospace and Electronics segment. Prior to Crane, Mr. Maue was Vice President, Controller, and Chief Accounting Officer at Paxar Corp., now part of Avery Dennison. He began his career at Arthur Andersen.

•

Anthony M. D’Iorio, Executive Vice President, General Counsel and Secretary*: Having joined Crane in 2005 as Assistant General Counsel and Assistant Secretary, Mr. D’Iorio became Deputy General Counsel in 2013 and assumed his current role in 2018. Previously, Mr. D’Iorio was Vice President, General Counsel, and Secretary at the U.S. subsidiary of Alstom SA, and practiced law at Hughes Hubbard & Reed LLP and Mudge Rose Guthrie Alexander and Ferdon.

•

Tami Polmanteer, Executive Vice President, Chief Human Resources Officer*: Ms. Polmanteer joined Crane as Senior Vice President, Chief Human Resources Officer in March 2021 and was promoted to her current role in February 2023. Prior to joining Crane, She worked at Aleris Corp. as the Chief Human Resources Officer, a role she had held previously at Daymon Worldwide. Earlier in her career, she held senior HR roles at Kellogg Company and ABEX NWL Aerospace.

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Alejandro Alcala, Executive Vice President*: Mr. Alcala joined Crane in 2013 as President of the Pumps & Systems business, he subsequently led the ChemPharma & Energy business and served as Senior Vice President, Process Flow Technologies as well as overseeing all Regional Presidents. He assumed his current role in 2023 which includes management and operational oversight of all three of Crane Company’s business segments. Prior to Crane, Mr. Alcala held senior roles at Eaton Corp.

•

Marijane Papanikolaou, Vice President, Controller & Chief Accounting Officer: A highly experienced financial executive, with experience as a corporate controller as well as across financial reporting and tax. She will join Crane on April 24, from Pitney Bowes, where she has spent eight years including most recently serving as Vice President, Corporate Controller. She also held senior reporting roles at GE and Avon. She began her career at Coopers & Lybrand.

About Crane Holdings, Co. and the Upcoming Separation Transaction

Crane Holdings, Co. is a diversified manufacturer of highly engineered industrial products. Founded in 1855, Crane provides products and solutions to customers across end markets including aerospace, defense, chemical and petrochemical, water and wastewater, payment automation, and banknote security and production, as well as for a wide range of general industrial and consumer applications. The Company has four business segments: Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies, and Engineered Materials. Crane has approximately 11,000 employees in the Americas, Europe, the Middle East, Asia and Australia. For more information, visit www.craneco.com.

As previously announced, Crane will be separating into two independent companies on April 3, 2023. The separation is expected to occur through a tax-free distribution of the Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses to the Company’s shareholders. Payment & Merchandising Technologies will be renamed Crane NXT concurrent with the separation, and the Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses will be named Crane Company. Upon completion of the separation, shareholders as of the record date will own 100% of the equity in both of the publicly traded companies.

The separation is subject to the satisfaction of customary conditions. Shareholder approval is not required.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: statements regarding Crane’s and the ultimate spin-off company’s (“SpinCo”) portfolio composition and their relationship following the business separation; the anticipated timing, structure, benefits, and tax treatment of the separation transaction; benefits and synergies of the separation transaction; strategic and competitive advantages of each of Crane and SpinCo; future financing plans and opportunities; and business strategies, prospects and projected operating and financial results. In addition, there is also no assurance that the separation transaction will be completed, that Crane’s Board of Directors will continue to pursue the separation transaction (even if there are no impediments to completion), that Crane will be able to separate its businesses or that the separation transaction will be the most beneficial alternative considered. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm our business, results of operation and stock price; the continuing effects from the COVID-19 pandemic on our business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, theft of personally identifiable and other information, non-compliance with our contractual or other legal obligations regarding such information; our ability to source components and raw materials from suppliers, including disruptions and delays in our supply chain; demand for our products, which is variable and subject to factors beyond our control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of our components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow our business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect our financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of our business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses we acquire, or complete dispositions; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit our ability to grow and maintain our competitive position and adversely affect our financial condition, results of operations and cash flow; significant competition in our markets; additional tax expenses or exposures that could affect our financial condition, results of operations and cash flows; inadequate or ineffective internal controls; specific risks relating to our reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of Crane and SpinCo to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the separation transaction and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that we expect to achieve from the separation transaction.

Readers should carefully review Crane’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Crane’s Annual Report on Form 10-K for the year ended December 31, 2022 and the other documents Crane and its subsidiaries file from time to time with the SEC. Readers should also carefully review the “Risk Factors” section of the registration statement relating to the business separation, which has been filed by SpinCo with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment as of this date, and Crane assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

We make no representations or warranties as to the accuracy of any projections, statements or information contained in this document. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond our control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities for sale.